UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2025
Riley Exploration Permian, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-15555	87-0267438
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
29 E. Reno Avenue, Suite 500
Oklahoma City, Oklahoma 73104
Address of Principal Executive Offices, Including Zip Code)
405-415-8699
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	REPX	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Riley Exploration Permian, Inc. (“Riley Permian” or the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) May 9, 2025. At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 14, 2025. The following is a brief description of each matter voted upon and the results of such voting, including the number of votes cast for each matter and the number of votes cast against, abstentions and broker non-votes, if applicable, with respect to each matter.

PROPOSAL #1 - ELECTION OF DIRECTORS

All six (6) director nominees were elected to serve a one-year term until the 2026 Annual Meeting of Stockholders and until their respective successors are elected. The voting results were as follows:

	Number of Shares
	For	Withheld	Broker Non-votes
Brent Arriaga	10,671,551	811,649	5,910,397
Rebecca L. Bayless	11,169,140	314,060	5,910,397
Beth A. di Santo	10,991,290	491,910	5,910,397
Bryan H. Lawrence	11,383,918	99,282	5,910,397
E. Wayne Nordberg	10,653,077	830,123	5,910,397
Bobby D. Riley	11,320,849	162,351	5,910,397

PROPOSAL #2 - RATIFICATION OF AUDITORS

The ratification of the appointment of BDO USA, P.C. as Riley Permian's independent registered public accounting firm for 2025 was approved. The voting results were as follows:

	Number of Shares
	For	Against	Abstentions
Ratification of Appointment of BDO USA, P.C as Riley Permian’s Independent Registered Public Accounting Firm	17,248,021	122,906	22,670

PROPOSAL #3 - ADVISORY APPROVAL OF THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The advisory approval of the frequency of future advisory votes to approve compensation of our Named Executive Officers every year was approved. The voting results were as follows:

		Number of Shares
	Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-votes
Advisory Approval of the Frequency of Future Advisory Votes to Approve Compensation of Our Named Executive Officers	10,999,422	101,800	374,813	101,800	5,910,397

The proposal (commonly referred to as a “say-on-frequency” proposal) was approved, on an advisory basis, to hold future advisory votes to approve the compensation of the Company’s Named Executive Officers every year. In accordance with the voting results on this proposal, the Company has determined to hold an advisory vote on the compensation of its Named Executive Officers every year until the next say-on-frequency vote. A say-on-frequency vote is required to be held at least once every six years.

Item 9.01 Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RILEY EXPLORATION PERMIAN, INC.

Date:	May 12, 2025	By:	/s/ Beth A. di Santo
Beth A. di Santo
General Counsel and Corporate Secretary